                                                                     EXHIBIT 4.5

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


  This REGISTRATION RIGHTS AGREEMENT is entered into as of December 27, 1996 by and among Talton Holdings, Inc., a Delaware corporation (the "Company") and the Holders (herein so called) listed on Exhibit A attached hereto.

  WHEREAS, the Company has agreed to issue the following securities (the "Securities"): (i) Class A Common Stock, par value $0.01 per share, (ii) Class B Common Stock, par value $0.01 per share which upon the occurrence of certain events is convertible into shares of Class A Common Stock, (iii) Senior Preferred Stock, par value $0.01 per share which is convertible into Class A Common Stock and (iv) warrants to purchase shares of Class A Common Stock;

  WHEREAS, each Holder has agreed to acquire the type of Securities set forth opposite his name on Exhibit A attached hereto; and
                     ---------

  WHEREAS, the Company has agreed to register and qualify or cause the registration and qualification of the shares of Class A Common Stock of the Company held or to be held by the Holders (whether issued contemporaneously herewith or acquired through the exercise of a conversion right or warrant) as described in and pursuant to this Registration Rights Agreement (the "Agreement");

  NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

  1. DEFINITIONS. As used herein, the following terms shall have the following meanings (all terms defined in this SECTION 1 or in other provisions of this Agreement in the singular shall have the same meanings when used in the plural and vice versa):

  "AFFILIATE" with respect to any Person, shall mean (a) any other Person that
   ---------
directly, or indirectly, through one or more intermediaries, Controls, or is Controlled by, or under common Control with such Person, (b) any director, officer, or partner of such Person, or (c) any father, mother, brother, sister or descendant of such Person. For purposes of this Agreement, none of the EUFCC Holders, Talton Holders, CIBC or any of their respective Affiliates shall be deemed to be an Affiliate of the Company.

  "AMERITEL HOLDERS" means Terry C. Matlack, John R. Summers, Richard C. Green, Jr., Robert K. Green, T. Randall Thompson, Roger K. Sallee, David P. Lorenz, John C. Dunn, and John R. Baker, and their respective Affiliates.

  "BUSINESS DAY" means any day on which commercial banks are not authorized or required to close in New York, New York, and shall also include any legal holiday on which the National Market System of the National Association of Securities Dealers Automated Quotation System is open for trading on a regular basis.

  "CIBC" means CIBC Wood Gundy Ventures, Inc. and its Affiliates.

  "CLASS A COMMON STOCK" means the Company's authorized Class A Common Stock, par value $0.01 per share, as constituted on the Closing Date, and any other stock of the Company into which such Class A Common Stock may thereafter be changed or which may be issued to the holders of shares of Class A Common Stock upon any reclassification thereof; provided, however, in no event shall Class A Common Stock be deemed to include any Junior Preferred Stock which may be exchanged for Class A Common Stock.

  "CLASS B COMMON STOCK" means the Company's authorized Class B Common Stock, par value $0.01 per share, as constituted on the Closing Date, and all Class B Common Stock issued upon transfer, division, combination thereof or substitution therefor.

  "CLOSING DATE" means December 27, 1996.

  "COMMISSION" means the Securities and Exchange Commission or any successor thereto.

  "COMMON STOCK" means collectively the Class A Common Stock and the Class B Common Stock.

  "CONTROL," "CONTROLS," "CONTROLLED" and "CONTROLLING" with respect to any
   -------    --------    ----------       -----------
Person shall mean the ability to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

  "CONVERSION SHARES" means the shares of Class A Common Stock issued or to be issued upon the exercise of the Senior Preferred Stock's conversion right and/or the Class B Common Stock's conversion right, and any other stock of the Company into which such Class A Common Stock may thereafter be changed or which may be issued to the holders of shares of Class A Common Stock upon any reclassification thereof; provided, however, in no event shall Conversion Shares be deemed to include any shares of Junior Preferred Stock.

  "EUFCC HOLDERS" means Gregg L. Engles, Todd W. Follmer, Joseph P. Urso, and their respective Affiliates.

  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

  "GAAP" means generally accepted accounting principles in the United States of America as in effect on the date hereof, applied on a basis consistent with those used in the preparation of the financial statements for the first fiscal year of the Company ending after the Closing Date (except for changes concurred in by the Company's independent public accountants).

  "INITIAL PUBLIC OFFERING" means the initial registered public offering by the Company under the Securities Act of the Class A Common Stock, which public offering is made pursuant to a registration statement on Form S-1 or a successor form.

  "INITIATING HOLDERS" mean (i) any Holder or Holders of Registrable Securities who in the aggregate hold not less than twenty-five percent (25%) of the outstanding Registrable Securities or (ii) any Holder or Holders of Registrable Securities, In the Money Warrants and/or any combination thereof who in the aggregate hold (or will hold upon exercise) no less than twenty-five (25%) of all outstanding Registrable Securities and In the Money Warrants, provided, however, if the Talton Group is an Initiating Holder under clause (i) or (ii) above in connection with any Demand Registration, the aforesaid twenty-five percent (25%) threshold shall be increased to thirty-five percent (35%) for such Demand Registration.

  "IN THE MONEY WARRANTS" means as of any specified date, all options, warrants or other securities or rights convertible into Common Stock for which the exercise or conversion price is less than or equal to the Quoted Price as of such date, provided that options, warrants or other securities or rights convertible into Common Stock will not be considered as In the Money Warrants unless at such time a Quoted Price exists for the Common Stock.

  "JUNIOR PREFERRED STOCK" means the Company's junior preferred stock which may be established and issued upon the unanimous consent of the Board of Directors as provided in the Shareholders Agreement, and all junior preferred stock issued upon transfer, division, or combination thereof or substitution therefor.

  "ONYX HOLDERS" means Onyx Talton Partners, L.P. and Sachs Investment Partners, and their respective Affiliates.

  "PERSON" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

  "PREFERRED STOCK" means collectively the Senior Preferred Stock and the Junior Preferred Stock.

  "QUOTED PRICE" means the average of the per share reported price of the Common Stock for the twenty (20) consecutive trading days before the date in question, as last reported by Nasdaq National Market, or if the Common Stock is listed on a national securities exchange, the last reported sales price of the Common Stock on such exchange (which shall be for consolidated trading if applicable to such exchange), or if neither are so reported or listed, the last reported bid price of the Common Stock. Notwithstanding the foregoing, there shall not be a Quoted Price when the Common Stock is not publicly traded.

  "REGISTRABLE SECURITIES" means (i) all Class A Common Shares, (ii) all Warrant Shares, (iii) all Conversion Shares, and (iv) all Class A Common Stock issued as a dividend or other distribution to the Holder with respect to, or in exchange for, or in replacement of, any of the Warrant Shares or Conversion Shares held by the Holder, including any other capital stock or other security issued by the Company in a reclassification of the Class A Common Stock of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) after the date of this Agreement. As to any particular Registrable Securities, once issued such Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such Registrable Securities shall become effective under the Securities Act and such Registrable Securities shall have been disposed of in accordance with such registration statement, (ii) such Registrable Securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) new certificates for such Registrable Securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification for them under the Securities Act or any similar state law then in force in the State of Delaware or such other state in which the Company is domiciled, or (iv) such Registrable Securities shall have ceased to be outstanding. In addition, for the purpose of determining whether the holders of any requisite portion of Registrable Securities have taken any action contemplated by this Agreement,
(a) a Person shall be deemed to hold Registrable Securities issuable upon exercise of any Warrants or conversion of any Preferred Stock or Class B Common Stock held by such Person, and (b) any Registrable Securities owned by the Company or any Affiliate of the Company shall not be deemed outstanding. Notwithstanding the above, "Registrable Securities" shall not mean or include any (i) securities acquired by Holder in the public market or through any other source or intermediary, (ii) Warrants, (iii) Preferred Stock or (iv) Class B Common Stock.

  "REGISTRATION", "REGISTER", "REGISTERED" means a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

  "REGISTRATION EXPENSES" means any and all expenses incident to the registration (including maintenance of the effectiveness of any registration, as required under this Agreement) of the Registrable Securities pursuant to this Agreement, including, without limitation, (a) all registration and filing fees required by or payable to the Commission, any stock exchange or the National Association of Securities Dealers, Inc. ("NASD"), including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of the NASD, (b) all fees and expenses to comply with state securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters, if any, in connection with blue sky qualifications), (c) all printing, messenger and delivery expenses, (d) all fees and disbursements of counsel for the Company and the Company's independent public accountants, including the expenses of any special audits and/or "cold comfort" or other accountants' letters required by or incident to such registration, (e) fees and disbursements of underwriters imposed on the Company by the underwriting agreements to which the Company is a party and the reasonable fees and expenses of any special experts retained in connection with the requested registration, and (f) the fees and disbursements of counsel for the Holders of the Registrable Securities. Notwithstanding the above, "Registration Expenses" does not mean or include, and the Company shall not be liable under any circumstances for, the following:

     a. any expenses in connection with any amendment or supplement to the Registration Statement or prospectus filed more than one-hundred eighty (180) days after the effective date of such Registration Statement because any Holder of Registrable Securities has not effected the disposition of the securities requested to be registered except for such amendments or supplements relating to a Shelf Registration (as defined in SECTION 2b.). (Each Holder acknowledges that the Company shall have no obligation to Holder to file any such amendment or supplement regardless of the obligation or readiness of Holder to pay all expenses incurred in connection therewith.); and

     b. any fees, discounts, or commissions to any underwriter with respect to any resales of securities by a Holder of Registrable Securities.

  "RULE 144" means Rule 144 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar or successor provision at any time in force.

  "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

  "SENIOR PREFERRED STOCK" mean the Company's Senior Preferred Stock, par value $0.01 per share, as constituted on the Closing Date, and all Senior Preferred stock issued upon transfer, division, or combination thereof or substitution therefor.

  "SHAREHOLDERS AGREEMENT" means that certain Shareholders Agreement of even date herewith among the Company and all its shareholders and warrant holders.

  "SHELF REGISTRATION" means a delayed or continuous Registration pursuant to Rule 415 of the Securities Act.

  "SUBSIDIARY" of any Person means any corporation or other entity of which at least a majority of the securities or other ownership interests having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by such Person.

  "TALTON HOLDERS" means Julius Talton, Julius Talton, Jr., and James E. Lumpkin, and their respective Affiliates.

  "WARRANTS" shall mean the Warrants issued pursuant to those certain Warrant Agreements of even date herewith between the Company and the warrant holders named therein, and all Warrants issued upon transfer, division, combination thereof or substitution therefor.

  "WARRANT SHARES" means the shares of Class A Common Stock issued or to be issued upon the exercise of the Warrants, and any other stock of the Company into which such Class A Common Stock may thereafter be changed or which may be issued to the holders of shares of Class A Common Stock upon any reclassification thereof.

  2.  REGISTRATION.
      ------------

      a.  DEMAND REGISTRATION.  Subject to SECTION 2g., if the Company shall
          -------------------
receive from Initiating Holders at any time after the earlier to occur of six
(6) months after the Initial Public Offering by the Company, and November 30, 1998, a written request that the Company effect any registration ("Demand Registration") with respect to all or a part of the Registrable Securities, which notice will specify whether the registration will be an underwritten offering the Company will:

          (i) promptly give written notice of the proposed Demand Registration to all other holders of Registrable Securities; and

          (ii) as soon as practicable, use its best efforts to effect such Demand Registration (including, without limitation, filing post-effective amendments and appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) in such amount as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any holders joining in such request as are specified in a written request received by the Company within ten (10) days after such written notice is given by the Company.

          The Company shall be deemed to have effected a Demand Registration if the registration statement relating to such Demand Registration is declared effective by the Commission and remains effective for at least one-hundred twenty (120) days; provided, however, that no Demand Registration shall be
                   --------  -------
deemed to have been effected if (i) such registration, after it has become effective, is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the selling holders of Registrable Securities, or
(ii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, unless such failure is directly or indirectly the result of deliberate action or inaction on the part of the selling holders of Registrable Securities.

          Registrations under this SECTION 2a. shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and as shall be satisfactory to the holders of a majority of the Registrable Securities requesting a Demand Registration and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in such holders' requests for such Registration. If, in connection with any Registration under this SECTION 2a. which is proposed by the Company to be on Form S-3 or any successor form to such Form, the managing underwriter (if any) or holders of a majority of the Registrable Securities requesting a Demand Registration shall advise the Company in writing that in its opinion the use of another permitted form is of material importance to the success of the offering, then such Registration shall be on such other permitted form.

          If a Demand Registration is to be an underwritten offering, the holders of a majority of the Registrable Securities to be included in such Demand Registration will select a managing underwriter or underwriters of recognized national standing reasonably acceptable to the Company to administer the offering and all holders of Registrable Securities included in such Demand Registration shall enter into such underwriting agreement as the holders of a majority of the Registrable Securities so included determine to be appropriate.

          The Company shall not be obligated to effect, or to take any action to effect, any such Demand Registration pursuant to this SECTION 2a.:

               (A) After the Company has effected three such Demand Registrations pursuant to this SECTION 2a.;

               (B) During the period starting with the date thirty (30) days prior to the Company's good faith estimate of the date of filing of a Company-initiated registration, and ending on a date one-hundred eighty (180) days after the effective date of, the initial Companyinitiated registration or ninety (90) days after the effective date for any other type of registration under this SECTION 2a.; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

          Subject to the foregoing clauses (A) and (B), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental on the ability of the Company to effect a pending or contemplated financing, merger, sale of assets, recapitalization or other similar corporate action of the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental on the ability of the Company to effect such a transaction for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing (except as provided in clause (B) above) for a continuous period of not more than one-hundred twenty
(120) days after receipt of the request of the Initiating Holders, and, provided, further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period.

          Whenever the Company shall effect a Registration pursuant to this
SECTION 2a. in connection with an underwritten offering by one or more holders of Registrable Securities, no securities other than Registrable Securities shall be included among the securities covered by such Registration unless (a) the managing underwriter of such offering shall have advised each holder of Registrable Securities to be covered by such Registration in writing that the inclusion of such other securities would not adversely affect such offering or (b) the holders of a majority of all Registrable Securities to be covered by such Registration shall have consented in writing to the inclusion of such other securities.

          b. DEMAND CUT BACKS.  Subject to SECTION 2g., if the Company shall
             ----------------
effect a Registration pursuant to SECTION 2a. in connection with an underwritten offering by one or more holders of Registrable Securities, and if the managing underwriter of such offering shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting Registration) that, in its opinion, the number of securities requested to be included in such Registration exceeds the number which can be sold in such offering within a price range acceptable to the selling holder(s) of a majority of the Registrable Securities requested to be included in such Registration, the Company will include in such Registration, to the extent of the number which the Company is so advised can be sold in such offering, Registrable Securities requested to be included in such Registration, selected pro rata from the Registrable Securities of the selling holders requesting such Registration on the basis of the percentage of the total amount of the Registrable Securities which such selling holders requested to be so registered. In connection with any such Registration to which this paragraph is applicable, no securities other than Registrable Securities shall be covered by such Registration.

          c. SHELF REGISTRATION.  The Company shall proceed as expeditiously as
             ------------------
possible after it is eligible to file a Shelf Registration of Registrable Securities under and in accordance with the provisions of the Securities Act, to file a registration statement and use its best efforts to effect a Shelf Registration of all Registrable Securities; provided, however, that the Company shall be entitled to postpone for a reasonable period of time (not to exceed in the aggregate a period of one-hundred twenty (120) days for all such postponements pursuant to this SECTION 2c.) the filing of any registration statement otherwise required to be prepared and filed by it pursuant to this
SECTION 2c. if the Board of Directors of the Company shall determine in good faith that disclosure required in connection with such registration respecting a pending or contemplated financing, merger, sale of assets, recapitalization or other similar corporate action of the Company could have a substantial and adverse affect on the Company's ability to effect such a transaction. The Company shall use best efforts to keep the Shelf Registration statement effective until the sale of all shares of Common Stock covered thereby, and shall comply with the provisions of the Securities Act with respect to the disposition of all shares of Common Stock covered by such registration statement; provided, however, that the Company shall be entitled to suspend offers and sales under the Shelf Registration statement for a reasonable period of time (not to exceed in the aggregate a period of one-hundred twenty (120) days in any two years for all such suspensions pursuant to this SECTION 2) if, at the time the Company requests such suspension, the Board of Directors of the Company has determined in good faith that disclosures required in connection with such registration respecting a pending or contemplated financing, merger, sale of assets, recapitalization or other similar corporate action of the Company could have a substantial and adverse affect on the Company's ability to effect such a transaction.

          The holders of Registrable Securities shall (i) cooperate with the Company in preparing such Shelf Registration and (ii) promptly supply the Company with all information and representations as it may deem reasonably necessary in connection with such Shelf Registration.

          The Company shall not be required to effect a registration pursuant to this SECTION 2c. unless such registration can be made on Form S-3 or any successor form to such Form.

          In the event that during such time as any of the Registrable Securities are registered pursuant to a Shelf Registration, any holders of such Registrable Securities request that some or all of such Registrable Securities be included in either a Demand Registration or a Piggyback Registration, the Company will take such actions as may be necessary in accordance with applicable law to permit such Registrable Securities to be so included, including without limitation, causing such Registrable Securities to be deregistered under the Shelf Registration concurrently with the effectiveness of the Demand Registration or Piggyback Registration of such Registrable Securities.

          d. PIGGYBACK REGISTRATION. Subject to SECTION 2g., if the Company, at
             ----------------------
any time following the Closing Date, proposes to register any Class A Common Stock under the Securities Act (other than a Registration, pursuant to a registration statement on Form S-4 or S-8 or any successor form, of securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for its own account, the Company will each such time promptly, but not less than thirty (30) days prior to the filing date of such a registration statement, give written notice to the Holders of its intention to effect that registration and of the rights of the Holders under this Agreement to participate therein ("Piggyback Registration"), which notice shall include a list of jurisdictions in which the Company intends to qualify such securities under applicable state securities laws or blue sky laws and the estimated filing date for the registration statement. Upon the written request of any Holder made within twenty (20) days after receipt of any such notice (which request shall specify the number and class of Registrable Securities intended to be disposed of by such

Holder), the Company will include in the Piggyback Registration (and any related qualification under applicable state securities laws or blue sky laws) all Registrable Securities which the Company has been so requested to register.
The Company shall be entitled, in its sole and absolute discretion, to terminate any proposed registration initiated by it, to withdraw the registration statement related to any such registration and to terminate any offering involved in such terminated registration without the consent of any Holder provided that the Company shall be liable for all out-of-pocket costs and expenses of the Holders in connection with such terminated registration. Each Holder shall be permitted to withdraw all or part of such securities from a Piggyback Registration at any time prior to the declaration of the effectiveness of such registration statement by the Commission with no cost to the Holder. No Registration of Registrable Securities effected pursuant to a request under this
SECTION 2d. shall be deemed to have been effected pursuant to SECTION 2a. or
SECTION 2g. hereof or shall relieve the Company of its obligation to effect any Registration upon request under SECTION 2a. or SECTION 2g. hereof.

          e. UNDERWRITING.  If any Demand Registration or Piggyback Registration
             ------------
for which the Company gives written notice under SECTION 2a., 2d. or 2g. involves an underwriting, the Company shall so advise the Holders as part of such written notice. In such case, the right of each Holder to participate in an underwritten Registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities requested to be included in the underwriting to the extent provided herein. All holders proposing to distribute their securities through such underwriting (together with the Company and other holders, if any, of securities of the Company participating therein) shall enter into an underwriting agreement in customary form with the representative of the underwriter(s) selected as provided in SECTION 2a. hereof. Prior to the declaration of the effectiveness of the registration covering the Registrable Securities to be registered in connection with such underwriting, each holder participating therein shall take all steps necessary to exercise the Warrants if Warrant Shares are to be included in the Registration, and to exercise the conversion rights if Conversion Shares are to be included in the Registration. If any Holder has not taken all steps necessary to exercise the Warrants into Warrant Shares (or to convert into Conversion Shares) prior to the declaration of effectiveness of the registration statement covering such securities, such securities of such Holder shall be deemed to have been withdrawn from registration and such Holder shall reimburse the Company for any Registration Expenses incurred in the registration of such Registrable Securities being withdrawn. After a registration statement covering the securities to be sold in connection with such underwritten Registration has been declared effective by the Commission, such securities shall be sold in accordance with the method of distribution described therein. If a Holder exercises Warrants in order to include

Warrant Shares in a Registration, and such Registration does not become effective, such Holder may require the Company to nullify the exercise of the Warrant, in which case the Company would return to the Holder the exercise price which was paid by the Holder upon exercise of the Warrant and the Warrant in exchange for the Holder's return of the Warrant Shares to the Company.

          f. PIGGYBACK CUT BACKS.  If the managing underwriter for an
             -------------------
underwritten Registration advises the Company that, in its opinion, the number of securities of a class sought to be included in such registration exceeds the maximum number (the "Maximum Number") of securities of such class which can be sold in an orderly manner in such offering within a price range reasonably acceptable to the Company, the Company shall be entitled to reduce the aggregate number of securities included in the registration to the Maximum Number, with participation in the offering being allocated, subject to SECTION 2g., (i) first, for the account of the Company; (ii) second, pro rata among all Holders
-----                                       ------  --- ----
of Registrable Securities (other than the EUFCC Holders, the Talton Holders, the AmeriTel Holders and the Onyx Holders) exercising piggyback registration rights (based upon the number of securities sought to be registered by each such Holder); (iii) third, among the EUFCC Holders, the Talton Holders, the AmeriTel
               -----
Holders and the Onyx Holders exercising piggyback registration rights (based upon the number of securities sought to be registered by each such Holder); and
(iv) fourth, and only if all of the securities with piggyback registration
     ------
rights requested for inclusion in such Registration have been so included, from any other securities eligible for inclusion in such Registration.

        g.   CIBC OVERRIDE.  For so long as CIBC shall hold shares of
             -------------
Registrable Securities equating to at least fifty percent (50%) of its holdings of Common Stock on the Closing Date, one of the Demand Registrations provided in
SECTION 2a. above shall be exclusively reserved for the use and exercise by CIBC (the "CIBC Demand"). In the event the Company shall receive a request for Demand Registration from any Initiating Holders (other than CIBC) at any time the CIBC Demand remains outstanding, the Company shall promptly notify CIBC of such requested Demand Registration, and the Company shall take no action with respect thereto for a period of ten (10) days. During such ten (10) day period, CIBC shall have the right to exercise the CIBC Demand in accordance with SECTION 2a. and this SECTION 2g. and thereby preempt the Demand Registration of the Initiating Holders. The Company shall thereupon act upon the CIBC Demand in accordance with SECTION 2a. (but subject to the priority set forth in the next paragraph) and the Demand Registration of the Initiating Holders shall be deemed automatically withdrawn (but still available for subsequent exercise) by the Initiating Holders.

          In the event CIBC exercises the CIBC Demand, notwithstanding any contrary provisions in SECTION 2b., CIBC shall have a first priority to cause to be registered pursuant to the CIBC Demand (prior to any opportunity to register Registrable

Securities of any other Holder other than under SECTION 2c.) a number of its Registrable Securities up to the amount of Registrable Securities necessary to cause the remaining Registrable Securities then held by CIBC and not so registered to equate to the number of Registrable Securities held by Regent Capital Equity Partners, L.P. on the Closing Date. If after satisfying the foregoing requirements any availability exists to register Registrable Securities of the other Holders, such availability shall first be allocated on a pro rata basis among the Holders (other than the EUFCC Holders, the Talton Holders, the AmeriTel Holders and the Onyx Holders), desiring to register their Registrable Securities, and then allocated on a pro rata basis among the EUFCC Holders, the Talton Holders, the AmeriTel Holders and the Onyx Holders desiring to register their Registrable Securities.

          The Company will, following receipt of a written request from CIBC, use its best efforts to effect the Initial Public Offering and will promptly give written notice to the Holders of its intention to effect such offering and of the rights of the Holders under this Agreement to participate therein, which notice shall include a list of jurisdictions in which the Company intends to qualify such securities under applicable state securities laws or blue sky laws and the estimated filing date for the registration statement. Upon the written request of any Holder made within twenty (20) days after receipt of any such notice (which request shall specify the number and class of Registrable Securities intended to be disposed of by such Holder), the Company will include in such Registration (and any related qualification under applicable state securities laws or blue sky laws) all Registrable Securities which the Company has been so requested to register.

          The Company, however, shall be entitled to postpone for a reasonable period of time (not to exceed in the aggregate a period of one-hundred twenty
(120) days for all such postponements pursuant to the foregoing request) the filing of any registration statement otherwise required to be prepared and filed by it pursuant to the foregoing request if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental on the ability of the Company to effect a pending or contemplated financing, merger, sale of assets, recapitalization or other similar corporate action of the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental on the ability of the Company to effect such a transaction for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement.

          Each Holder shall be permitted to withdraw all or part of such securities from such Registration at any time prior to the declaration of the effectiveness of such registration statement by the Commission with no cost to the Holder. In connection with any piggyback registration on the Initial Public Offering requested pursuant to this SECTION 2g., CIBC shall have a first priority to cause to be registered (prior to any opportunity to register Registrable Securities of any other Holder) a number of its Registrable Securities up to the amount of Registrable Securities necessary to cause the remaining Registrable Securities then held by CIBC and not so registered to equate to the number of Registrable Securities held by Regent Capital Equity Partners, L.P. on the Closing Date. If after satisfying the foregoing requirements any availability exists to register Registrable Securities of the other Holders, such availability shall first be allocated on a pro rata basis among the Holders (other than the EUFCC Holders, the Talton Holders, the AmeriTel Holders and the Onyx Holders), desiring to register their Registrable Securities, and then allocated on a pro rata basis among the EUFCC Holders, the Talton Holders, the AmeriTel Holders and the Onyx Holders desiring to register their Registrable Securities.

          CIBC may request that the Company effect the Initial Public Offering pursuant to this SECTION 2g. prior to November 28, 1998, but in connection therewith CIBC shall not have the special piggyback priority rights set forth in the preceding paragraph (and the piggyback rights set forth in SECTION 2d. shall apply), provided that CIBC shall retain during the period following November 28, 1998, the CIBC Demand, with priority, provided in the first two paragraphs of this SECTION 2g. If CIBC requests that the Company effect the Initial Public Offering pursuant to this SECTION 2g. on or after November 28, 1998, CIBC shall have the special piggyback priority rights set forth in the preceding paragraph, but CIBC shall lose its CIBC Demand.

   3.     REGISTRATION PROCEDURES.  If and whenever the Company is required by
          -----------------------
this Agreement to notify holders of Registrable Securities of a proposed registration of securities under the Securities Act, then, the Company will:

          a. before filing a registration statement or prospectus or any amendments or supplements thereto, furnish to the holders of the Registrable Securities covered by such registration statement and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such holders and underwriters, and the Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto to which the holders of a majority of the Registrable Securities covered by such registration statement or the underwriters, if any, shall reasonably object;

          b. with such information promptly and timely furnished by each Holder regarding the securities held by such Holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company, the Company shall prepare and file with the Commission a registration statement with respect to such securities and use best efforts to cause such registration statement to become and remain effective until such securities have all been sold in accordance with the intended methods of disposition disclosed in the registration statement;

          c. furnish to each seller of securities and each underwriter, if any, of the securities being sold by such seller such number of copies of such registration statement and of each amendment and supplement therein, such number of copies of the prospectus, including a preliminary prospectus and summary prospectus, and such other documents, as such seller or underwriter may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such seller;

          d. use best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as a seller or underwriter shall reasonably request, and do such other acts and things as may be necessary or advisable to enable such seller and underwriter to consummate the public sale or other disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to execute or file any general consent to service of process or be obligated to qualify to do business under the laws of any jurisdiction where it has not previously done so;

          e. notify each seller of any securities covered by such registration statement (1) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (2) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by paragraph
(i) below cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (6) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

        f. otherwise to comply with all applicable rules and regulations of the Commission;

        g. use reasonable efforts to list such securities on any securities exchange on which the Class A Common Stock of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange or to be quoted on the Nasdaq National Market System or Nasdaq SmallCap Market System;

        h. provide a transfer agent and registrar for all the securities covered by such registration statement not later than the effective date of such registration statement;

        i. enter into such underwriting, indemnity or similar agreements with the underwriters in customary form and take such other actions as may be reasonably necessary in order to expedite or facilitate the disposition of such securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

        1. make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings;

        2. obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority of the Registrable Securities being sold) addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters;

        3. obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings;

        4. if an underwriting agreement is entered into, use its reasonable efforts to cause the same to set forth in full the indemnification provisions and procedures of SECTION 4 hereof with respect to all parties to be indemnified pursuant to said Section; and

        5. deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registrable Securities being sold and the managing underwriters, if any, to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

The above shall be done at the effectiveness of such registration statement, each closing under any underwriting or similar agreement as and to the extent required thereunder and from time to time as may be reasonably requested by any selling holder in connection with the disposition of Registrable Securities pursuant to such registration statement;

        j. make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

        k. if requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an underwritten offering, immediately incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

        l. cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter may request at least two business days prior to any sale of Registrable Securities to the underwriters;

        m. not later than the effective date of the applicable registration statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with Depositary Trust Company;

        n. make available for inspection by a representative of the holders of a majority of the Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant retained by the sellers or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with the registration; provided that any records,
                                                -------- ----
information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order;

        o. otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, earnings statements satisfying the provisions of SECTION 11a. of the Securities Act, no later than forty-five (45) days after the end of any 12-month period (or ninety (90) days, if such period is a fiscal year) (1) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in an underwritten offering, or, if not sold to underwriters in such an offering, (2) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the registration statement, which statements shall cover said 12-month periods;

        p. cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD); and

        q. promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after initial filing of the registration statement) provide copies of such document to counsel to the selling holders of Registrable Securities and to the managing underwriters, if any, make the Company's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request.

   The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

   Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in SECTION 3e.(6) hereof, such holder will forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by SECTION 3e.(6) hereof, or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods during such registration statement shall be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such registration statement either receives the copies of the supplemented or amended prospectus contemplated by SECTION 3e.(6) hereof or is advised in writing by the Company that the use of the prospectus may be resumed.

   No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any Registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement, or otherwise.

   4.   INDEMNIFICATION.
        ---------------

        a.   INDEMNIFICATION BY THE COMPANY. To the extent permitted by
             ------------------------------
applicable law, the Company will indemnify each Holder of Registrable Securities, each Affiliate of the Holder, each of the directors and officers of such Affiliate of the Holder, and each person controlling such Affiliate (each, an "Indemnified Person"), with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages, costs, expenses (including reasonable costs of investigation and legal expenses) and liabilities whatsoever (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (ii) any violation by the Company of the Securities Act or any state securities law or of any rule or regulation promulgated under the Securities Act or any state securities law or any common law or any other law applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse each Indemnified Person for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action unless such action arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by any Holder and stated to be specifically for use therein or furnished by any Holder to the Company in response to a request by the Company stating specifically that such information will be used by the Company therein. It is expressly acknowledged that the Company shall not indemnify an Indemnified Person otherwise entitled to indemnification hereunder if such Indemnified Person made an untrue statement or failed to state a material fact in information furnished in writing to the Company by such person expressly for use in a registration statement and if the use of such information by the Company in connection with its registration statement causes the claim, loss, damages, cost, expense or liability for which indemnification is being sought.

        b.   INDEMNIFICATION BY THE HOLDER. To the extent permitted by
             -----------------------------
applicable law, each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities to which such registration, qualification or compliance is being effected, severally indemnify the Company, each of the directors and officers of the Company, each Affiliate of the Company, each of the directors and officers of each Affiliate of the Company, and each underwriter, if any, of the Company's securities covered by such registration statement, and each person who controls the Company within the meaning of the Securities Act against all claims, losses, damages, costs, expenses and liabilities whatsoever (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse the Company, such directors, officers, persons or underwriters for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, cost, expense, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in strict conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein or furnished by the Holder to the Company in response to a request by the Company stating specifically that such information will be used by the Company therein. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar-amount of the proceeds received by such Holder upon the sale of Registrable Securities giving rise to such indemnification obligation.

        c.   INDEMNIFICATION MECHANICS.  Each party entitled to indemnification
             -------------------------
under this SECTION 4 (the "Indemnified Party") shall give written notice to the party or parties required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Agreement only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. If any such Indemnified Party shall have been advised by counsel chosen by it that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party and will reimburse such Indemnified Party and any person controlling such Indemnified Party for the reasonable fees and expenses of any counsel retained by the Indemnified Party, it being understood that the Indemnifying Party shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such Indemnified Party or controlling person, which firm shall be designated in writing by the Indemnified Party to the Indemnifying Party.

        d.   CONTRIBUTION.  If the indemnification provided for in this SECTION
             ------------
4 is unavailable to an Indemnified Party (other than by reason of any exception provided in SECTION 4a. OR 4b. hereof) in respect of any losses, claims, damages, costs, expenses or liabilities for which such Indemnified Party is entitled to be indemnified hereunder, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, costs, expenses or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, costs, expenses or liabilities, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of losses, claims, damages, costs, expenses or liabilities referred to above shall be deemed to include, subject to the limitations set forth in SECTION 4c., any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this SECTION 4d. were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this SECTION 4d. No Person guilty of fraudulent misrepresentation (within the meaning of SECTION 11f. of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this SECTION 4d., a selling holder of Registrable Securities shall not be required to contribute any amount in excess of the total amount by which the total price at which the securities were sold by such holder or its Affiliates and distributed to the public exceeds the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

   5.   REGISTRATION EXPENSES.  The Company shall pay all Registration Expenses
        ---------------------
in connection with any Registration requested by Holder pursuant to SECTION 2. The Company will also pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, rating agency fees and the fees and expenses of any person, including special experts, retained by the Company.

   6.   INFORMATION RIGHTS.  Each Holder, if included in any Registration, shall
        ------------------
furnish to the Company such written information regarding Holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this Agreement.

   7.   RULE 144 COVENANTS.  With a view to making available the benefits of
        ------------------
certain rules and regulations of the Commission that may permit the sale of restricted securities to the public without registration, the Company agrees to:

        a. Make and keep available public information regarding the Company, as those terms are understood and defined in Rule 144 under the Securities Act (at all times from and after ninety (90) days following the effective date of the first registration under Securities Act filed by the Company for an offering of securities to the general public);

        b. File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

        c. Furnish to each Holder, as long as such Holder owns any Registrable Securities or rights to acquire Warrant Shares or Conversion Shares, forthwith upon written request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at all times from and after ninety
(90) days following the effective date of the first registration under Securities Act filed by the Company for an offering of securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

   8.   SALE DURING REGISTRATION.  No Holder may sell any Class A Common Stock
        ------------------------
of the Company under Rule 144 or otherwise pursuant to a transaction exempt from registration during the period beginning on the earlier of:

        (a) ten (10) days prior to the date any registration statement is filed with the Commission by the Company (provided that the Company provides to Holder written notice of the Company's good faith intention to file a registration statement on the date specified in such notice, all of which information Holder agrees to maintain in strict confidence until such registration statement shall be filed with the Commission); or

        (b) the date of Holder's receipt of written notice from the Company that the Company has filed a registration statement with the Commission on the date specified in such notice as the filing date; or

        (c) the termination of Holder's participation in the offering contemplated by the registration statement filed by the Company;

and ending on the earlier of (i) ninety (90) days after the effective date of such registration, (ii) one-hundred twenty (120) days after the date of filing if such registration has not become effective by that time, or (iii) the date when any directors or executive officers or other affiliate of the Company sell Class A Common Stock under Rule 144 or otherwise pursuant to a transaction exempt from registration. Notwithstanding anything seemingly to the contrary set forth in this SECTION 8, the restrictions on sale set forth in this Section shall not apply to (A) the Shelf Registration, or (B) with respect to the CIBC Demand, to any Holder other than the EUFCC Holders, the Onyx Holders, the AmeriTel Holders and Regent Capital Equity Partners, L.P. (excluding Regent Capital Equity Partners, L.P.'s permitted transferees and assigns), but in the case of this clause (B), such sale restrictions on Regent Capital Equity Partners, L.P. shall not apply to an amount of shares of Class A Common Stock equal to twenty-five percent (25%) of the Class A Common Stock held by Regent Capital Equity Partners, L.P. on the Closing Date.

   9.   RESTRICTIONS ON PUBLIC SALE BY THE COMPANY AND OTHERS.  The Company
        -----------------------------------------------------
agrees:

        a. not to effect any public or private sale or distribution of its equity securities, including a sale pursuant to Regulation D under the Securities Act, during the 10-day period prior to, and during the 90-day period beginning on, the effective date of a registration statement filed under SECTION 2a., SECTION 2c. or SECTION 2g. hereof or the commencement of the public distribution of securities to the extent timely notified in writing by a holder of Registrable Securities covered by such registration statement or the managing underwriters (the "Holdback Period") (except as part of such underwritten registration or pursuant to registrations on Forms S-4 or S-8 or any successor form to such Forms), and

        b. to cause each holder of its privately placed equity securities issued by the Company at any time on or after the date of this Agreement to agree not to effect any public sale or distribution of any such securities during the Holdback Period, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration, if permitted).

   Notwithstanding anything seemingly to the contrary set forth in clause b. of this SECTION 9, (i) the restrictions on sale by holders set forth in such clause shall not apply to the Shelf Registration and (ii) this SECTION 9 is not intended to restrict the rights granted to Holders in the last sentence of
SECTION 8 to sell Class A Common Stock.

   10.  NOTICES.  All notices and other communication provided for hereunder
        -------
shall be in writing and shall be sent by in person delivery, overnight delivery, or certified or registered mail: (a) if to the Company, to:

   c/o Engles Urso Follmer Capital Corporation
   3811 Turtle Creek Blvd., Suite 1300
   Dallas, Texas 75219

   Telephone:  (214) 526-3454
   Facsimile:  (214) 528-9929
   Attention:  Todd W. Follmer

and (b) if to Holder of the Registrable Securities, to the address of Holder as shown in the stock record books of the Company, or to such other address as any of the above shall have designated in writing to the Company. All such notice and communication shall be deemed to have been given or made (a) when delivered in person, (b) one (1) day after being sent by overnight delivery service, or
(c) three (3) business days after the date of mailing when sent by United States registered or certified mail to the address referenced in this SECTION 10.

   11.  DESCRIPTIVE HEADINGS.  The headings in this Agreement are for
        --------------------
convenience only and shall not limit or otherwise affect the interpretation or construction of this Agreement.

   12.  SEVERABILITY.  If for any reason any provision of this Agreement shall
        ------------
be held invalid or unenforceable in whole or in part in any jurisdiction, such provisions shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

   13.  AMENDMENTS, ETC.  No amendment or waiver of any provision of this
        ---------------
Agreement shall be effective unless the same shall be in writing and signed by each of CIBC, Regent Capital Equity Partners, L.P., EUFCC Holders and the Talton Holders (but only for so long as it has the right to designate a director under the Shareholder Agreement), and by a majority-in-interest of the other Holders. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose given. No failure on the part of any party to this Agreement to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right.

   14.  COUNTERPARTS.  This Agreement may be executed in any number of
        ------------
counterparts, all of which when taken together shall constitute one and the same instrument.

   15.  ASSIGNMENT AND CONSOLIDATION OR MERGER.
        --------------------------------------

        a.   ASSIGNMENT.  This Agreement may only be assigned, transferred or
             ----------
otherwise conveyed by Holder in accordance with the terms, restrictions and requirements of the Shareholders Agreement. Any attempted assignment, transfer or conveyance in violation of the provisions of this Agreement or the Shareholder Agreement shall be void. The rights under this Agreement may be transferred by a Holder in connection with such Holder's assignment of Capital Stock to an Affiliate of the Holder or any limited partner of such Holder. The exercise of rights pursuant to this Agreement is limited to the Holder hereof, any owners of beneficial interests in any Holder executing this Agreement, and those who obtained any purported rights hereunder in compliance with all assignment, transfer or conveyance restrictions contained in the Shareholders Agreement and this Agreement. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Company and the Holder.

        b.   MERGER OR CONSOLIDATION.  In the case of any consolidation or
             -----------------------
merger of the Company with or into another corporation, the consolidation of the Company with or the merger of the Company with or into any other person, or in the event of the sale or other transfer of all or substantially all of the assets of the Company to any other person, then in each case the rights granted to Holder by this Agreement shall survive such consolidation, merger, sale or other transfer and shall thereafter be enforceable against the entity succeeding as to the rights and obligations of Company hereunder.

   16.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  The representations,
        ------------------------------------------
warranties, covenants and agreements of the Company and of each Holder contained herein or made pursuant to this Agreement shall survive the execution and delivery of this Agreement.

   17.  ATTORNEYS' FEES.  If any action or proceeding is brought to enforce the
        ---------------
terms of the Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs.

   18.  GOVERNING LAW.  This Agreement shall be governed by, and interpreted and
        -------------
construed in accordance with the laws of the State of Delaware.

   19.  WAIVER OF JURY TRIAL.  The parties waive the right to a jury trial with
        --------------------
respect to any controversy or claim between or among the parties hereto, including but not limited to those arising out of or relating to this Agreement, including any claim based on or arising from an alleged tort.

   20.  TIME OF THE ESSENCE.  Time is of the essence in performing and
        -------------------
interpreting this Agreement.

   21.  FURTHER ASSURANCES.  The Company and each Holder hereby agree promptly
        ------------------
to execute at the other's reasonable request after the date hereof any documents or materials related to the transactions contemplated by this Agreement.

   22.  SPECIFIC PERFORMANCE.  Each of the parties shall be entitled to specific
        --------------------
performance in the event of a breach by the other party of their respective obligations hereunder. Such remedy shall be in addition to, but shall not replace, any other remedies which might be available under this Agreement, at law or in equity, including without limitation, actions for attorney's fees.

   23. REPRESENTATIONS OF COMPANY.  The Company represents and warrants to each
       --------------------------
Holder as follows:

        (a) CORPORATE ORGANIZATION AND GOOD STANDING.  The Company is a
            ----------------------------------------
corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and is duly qualified and in good standing in all other states where the nature of its business or operations or the ownership of its property requires such qualification.

        (b) CORPORATE APPROVAL.  The Company has full corporate power and
            ------------------
authority to execute and deliver this Agreement and all other documents and agreements to be executed and delivered by it hereunder ("Transaction Documents") and to consummate the transactions contemplated hereby. The board of directors of the Company has duly and validly approved the execution, delivery, and performance of this Agreement and the transactions contemplated herein. No other corporate or legal proceedings on the part of the Company are necessary to approve and authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes, and the other Transaction Documents, when executed, will constitute, the legal, valid, and binding obligation and agreement of the Company enforceable against the Company in accordance with its terms, subject only to the general law of creditors' rights.

   24.  NO CONFLICTING AGREEMENTS.  The Company has not entered into, and will
        -------------------------
not enter into, any agreement that conflicts with the rights granted to the holders of Registrable Securities in this Agreement.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:     /s/ JOSEPH P. URSO
                                   ------------------------------
                              Name:   Joseph P. Urso
                              Title:  President



                              -----------------------------------


                              By:
                                 --------------------------------
                              Name:
                              Title:

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ JULIUS E. TALTON
                              ------------------------------------
                              Julius E. Talton

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ JULIUS E. TALTON, JR.
                              ------------------------------------
                              Julius E. Talton, Jr.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ JAMES E. LUMPKIN
                              ------------------------------------
                              James E. Lumpkin

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              CIBC WOOD GUNDY VENTURES, INC.


                              By:     /s/ BARRY STEWART
                                 ---------------------------------
                              Name:   Barry Stewart
                              Title:  Director, Secretary

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ TERRY MATLACK
                              ------------------------------------
                              Terry Matlack

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ JOHN R. SUMMERS
                              ------------------------------------
                              John R. Summers

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ ROBERT K. GREEN
                              ------------------------------------
                              Robert K. Green

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ T. RANDALL THOMPSON
                              ------------------------------------
                              T. Randall Thompson

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ RICHARD C. GREEN, JR.
                              ------------------------------------
                              Richard C. Green, Jr.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ ROGER K. SALLEE
                              ------------------------------------
                              Roger K. Sallee

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ DAVID P. LORENZ
                              ------------------------------------
                              David P. Lorenz

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ JOHN C. DUNN
                              ------------------------------------
                              John C. Dunn

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ JOHN R. BAKER
                              ------------------------------------
                              John R. Baker

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ GREGG L. ENGLES
                              ------------------------------------
                              Gregg L. Engles

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ JOSEPH P. URSO
                              ------------------------------------
                              Joseph P. Urso

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ TODD W. FOLLMER
                              ------------------------------------
                              Todd W. Follmer

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              ONYX TALTON PARTNERS, L.P.

                              By:   Onyx Partners, Inc.



                                  By:   /s/ DAVID A. SACHS
                                      ----------------------------
                                  Name:  David A. Sachs
                                  Title:  Vice President

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              SACHS INVESTMENT PARTNERS



                              By:   /s/ DAVID A. SACHS
                                 ---------------------------------
                              Name:  David A. Sachs
                              Title:  General Partner

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                         REGENT CAPTIAL EQUITY PARTNERS, L.P.

                         By:  Regent Capital Partners, L.P.,
                              as general partner

                              By:  Regent Capital Holdings, Inc.,
                                   as general partner



                                  By:     /s/ NINA MCLEMORE
                                       ---------------------------
                                  Name:   Nina McLemore
                                  Title:  Managing Director

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              RICHARD & NANCY BLOCH AS TRUSTEES
                              FOR THE RICHARD & NANCY BLOCH
                              FAMILY TRUST DTD 12/17/86



                              By:     /s/ RICHARD L. BLOCH
                                 ---------------------------------
                              Name:  Richard L. Bloch
                              Title:  Trustee

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ ABRAHAM L. MORRIS
                              ------------------------------------
                              Abraham L. Morris

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              MAISS FAMILY PARTNERSHIP, L.P.



                              By:   /s/ ALAN MAISS
                                 ---------------------------------
                              Name:  Alan Maiss
                              Title:  General Partner

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ NOBATAKA MUTAGUCHI
                              ------------------------------------
                              Nobataka Mutaguchi

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ SADAFUMI TAKAKUBO
                              ------------------------------------
                              Sadafumi Takakubo

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ MICHIO SOGA
                              ------------------------------------
                              Michio Soga

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              CAPITAL ALLIANCE CORPORATION



                              By:     /s/ EDWARD J. DAWSON
                                 ---------------------------------
                              Name:  Edward J. Dawson
                              Title:  President

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ JAMES G. BURTON
                              ------------------------------------
                              James G. Burton

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              STREMMEL CAPITAL GROUP



                              By:   /s/ PETER STREMMEL
                                 ---------------------------------
                              Name:  Peter Stremmel
                              Title:  Partner

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              LEWIS A. LEVEY, TRUSTEE
                              LEWIS A. LEVEY REVOCABLE TRUST
                              DATED 12/15/95



                              By:    /s/ LEWIS A. LEVEY, TRUSTEE
                                 ---------------------------------
                              Name:  Lewis A. Levey
                              Title: Trustee

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              TARRAGONA FUND, INC.



                              By:     /s/ P.J. WENTZEL
                                 ---------------------------------
                              Name:  P.J. Wentzel
                              Title: Director


                              By:     /s/ ANTHONY H. MARKHAM
                                 ---------------------------------
                              Name:  Anthony H. Markham
                              Title: Director

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              BONNINGTON CORPORATION



                              By:     /s/ LOURDES A. GARCIA
                                 ---------------------------------
                              Name:  Lourdes A. Garcia
                              Title: President

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ JULIE E. SILCOCK
                              ------------------------------------
                              Julie E. Silcock


                                    /s/ JIM SILCOCK
                              ------------------------------------
                              Jim Silcock

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              NOLL INVESTMENTS LLP



                              By:   /s/ TRACY NOLL
                                 ---------------------------------
                              Name:  Tracy Noll
                              Title:  President

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              By:     /s/ JOHN R. CHRISTIE
                                 ---------------------------------
                              Name:  John R. Christie
                              Title: Beneficiary



                              FIELD TELECOMMS PROFIT
                              SHARING PLAN



                              By:     /s/ JOHN R. CHRISTIE
                                 ---------------------------------
                              Name:  John R. Christie
                              Title: President/Trustee

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ WALDEMAR D. MAYA, JR.
                              ------------------------------------
                              Waldemar D. Maya, Jr.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ ROBERT L. KAMINSKI
                              ------------------------------------
                              Robert L. Kaminski

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ JOHN S. BAIN
                              ------------------------------------
                              John S. Bain

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ ILAN BIALER
                              ------------------------------------
                              Ilan Bialer

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              THE BIALER FAMILY TRUST
                              DATED 10/13/92



                              By:     /s/ JOE BIALER
                                 ---------------------------------
                              Name:  Joe Bialer
                              Title: Trustee

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ DONALD W. CHESTER, M.D.
                              ------------------------------------
                              Donald W. Chester, M.D.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ JOHN T. TIERNEY
                              ------------------------------------
                              John T. Tierney

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ CARL C. CHRISTOFF
                              ------------------------------------
                              Carl C. Christoff

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ JEFF J. DANDURAND
                              ------------------------------------
                              Jeff J. Dandurand

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              DOROTHY RICHARDS INTERVIVOS
                              TRUST DATED 7/6/91



                              By:     /s/ DOROTHY RICHARDS
                                 ---------------------------------
                              Name:  Dorothy Richards
                              Title:  Trustee

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ CARL A. MAYER, JR.
                              ------------------------------------
                              Carl A. Mayer, Jr.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TALTON HOLDINGS, INC., a Delaware
                              corporation



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                                    /s/ ROHNN M. LAMPI
                              ------------------------------------
                              Rohnn M. Lampi

                                   EXHIBIT A
                                   ---------
                       to Registration Rights Agreement



         HOLDER                                   SECURITIES
         ------                                   ----------

  Julius E. Talton                          Class A Common Stock
  Julius E. Talton, Jr.                     Class A Common Stock
  James E. Lumpkin                          Class A Common Stock
  CIBC Wood Gundy Ventures, Inc.            Class A Common Stock
  Terry C. Matlack                          Class A Common Stock
  John R. Summers                           Class A Common Stock
  Richard C. Green, Jr.                     Class A Common Stock
  Robert K. Green                           Class A Common Stock
  T. Randall Thompson Class A Common Stock
  Roger K. Sallee                           Class A Common Stock
  David P. Lorenz                           Class A Common Stock
  John C. Dunn                              Class A Common Stock
  John R. Baker                             Class A Common Stock
  Gregg L. Engles                           Class A Common Stock
  Sachs Investment Partners                 Class A Common Stock
  Regent Capital Equity Partners, L.P. Class A Common Stock Richard L. Bloch & Nancy Bloch as
    trustees for The Richard and Nancy
    Bloch Family Trust DTD 12/17/86         Class A Common Stock
  Abraham L. Morris                         Class A Common Stock
  Maiss Family Partnership, L.P.            Class A Common Stock
  Nobutaka Mutaguchi                        Class A Common Stock
  Sadafumi Takakubo                         Class A Common Stock
  Michio Soga                               Class A Common Stock
  Capital Alliance Corporation              Class A Common Stock
  James G. Burton                           Class A Common Stock
  Stremmel Capital Group                    Class A Common Stock
  Lewis A. Levey, Trustee,
    Lewis A. Levey Revocable
    Trust DTD 12/15/95                      Class A Common Stock
  Tarragona Fund, Inc.                      Class A Common Stock

  Bonnington Corp.                          Class A Common Stock
  Julie and Jim Silcock                     Class A Common Stock
  Noll Investments                          Class A Common Stock
  Field Telecomms Inc. Profit
    Sharing FBO John R. Christie            Class A Common Stock
  Waldemar D. Maya, Jr.                     Class A Common Stock
  Robert L. Kaminski                        Class A Common Stock
  John S. Bain                              Class A Common Stock
  Ilan Bialer                               Class A Common Stock
  Joe Bialer, Trustee or Rachel Bialer,
    Trustee Bialer Family Trust
    Dated 10/13/92                          Class A Common Stock
  Donald W. Chester, M.D.                   Class A Common Stock
  John T. Tierney                           Class A Common Stock
  Carl C. Christoff                         Class A Common Stock
  Jeff and Curran Danderand                 Class A Common Stock
  Dorothy Richards as Trustee of the
    Dorothy Richards Intervivos Trust
    dated 7/6/91                            Class A Common Stock
  Carl A. Mayer, Jr.                        Class A Common Stock
  Rohnn Lampi                               Class A Common Stock


  Gregg L. Engles                           Class B Common Stock
  Joseph P. Urso                            Class B Common Stock
  Todd W. Follmer                           Class B Common Stock
  Onyx Talton Partners, L.P.                Class B Common Stock


  Joseph P. Urso                            Warrants to Acquire
                                            Class A Common Stock

  Gregg L. Engles                           Warrants to Acquire
                                            Class A Common Stock

  Todd W. Follmer                           Warrants to Acquire
                                            Class A Common Stock

  Onyx Talton Partners, L.P.                Warrants to Acquire
                                            Class A Common Stock

  CIBC Wood Gundy Ventures, Inc.            Warrants to Acquire
                                            Class A Common Stock

  CIBC Wood Gundy Ventures, Inc.            Contingent Warrants
                                            to Acquire
                                            Class A Common Stock

  Julius E. Talton,                         Contingent Warrants
  Julies E. Talton, Jr. and                 to Acquire
  James E. Lumpkin                          Class A Common Stock

  Regent Capital Equity                     Contingent Warrants
  Partners, L.P.                            to Acquire
                                            Class A Common Stock